Exhibit 99.2

RELEASE AGREEMENT

THIS AGREEMENT (the “Agreement”), dated as of the 29th day of June, 2012, is entered into by and among Brightpoint, Inc., an Indiana corporation (“Brightpoint”); Brightpoint Latin America, Inc., an Indiana corporation (“Brightpoint Shareholder”); Brightpoint International Ltd., a Delaware corporation (“Brightpoint International”); CVCI Intcomex Investment LP, a Delaware limited liability partnership formerly known as Intcomex Bond Purchase LP (the “CVC Shareholder”); Michael Shalom, a citizen of the United States; Anthony Shalom, a citizen of the United States; Isaac Shalom, a citizen of the United States; Shalom Holdings 1, LLLP, a Florida limited liability limited partnership (“Shalom 1 LLLP”); Shalom Holdings 3, LLLP, a Florida limited liability limited partnership (“Shalom 3 LLLP,” and together with Michael Shalom, Anthony Shalom, Isaac Shalom and Shalom 1 LLLP, the “Shalom Shareholders”); the Additional Shareholders (as hereinafter defined); Intcomex, Inc., a Delaware corporation (the “Company”); Intcomex Colombia LTDA., a limitada organized in Colombia (“Intcomex Colombia”); and Intcomex de Guatemala, S.A., a sociedad anónima organized in Guatemala (“Intcomex Guatemala”). Brightpoint, Brightpoint Shareholder, Brightpoint International, the Company, Intcomex Colombia and Intcomex Guatemala are collectively referred to herein as the “PA Parties”; the Company, the CVC Shareholder, Brightpoint Shareholder, the Shalom Shareholders and the Additional Shareholders are collectively referred to herein as the “SA Parties”; and all parties hereto are collectively referred to herein as the “Parties,” each a “Party.”

RECITALS

WHEREAS, the PA Parties are parties to that certain Purchase Agreement dated as of March 16, 2011, as amended by the First Amendment to Purchase Agreement on June 19, 2011, the Second Amendment to Purchase Agreement on July 20, 2011, the Third Amendment to Purchase Agreement on August 12, 2011 and the Fourth Amendment to Purchase Agreement on August 31, 2011 (as the same is amended by this Agreement and may be further amended and/or restated from time to time, the “Purchase Agreement”), pursuant to which the PA Parties agreed to, among other things, certain non-competition provisions (the “PA Restrictions”) that restrict the activities of the PA Parties and their Affiliates (as defined in the Purchase Agreement);

WHEREAS, the SA Parties are parties to that certain Fifth Amended and Restated Shareholders Agreement dated as of April 19, 2011 (as the same is amended by this Agreement and may be further amended and/or restated from time to time, the “Shareholders Agreement”), pursuant to which the SA Parties agreed to, among other things, certain non-competition provisions (the “SA Restrictions”) that restrict the activities of the SA Parties and their Affiliates (as defined in the Shareholders Agreement);

WHEREAS, the PA Parties and the SA Parties desire, on the terms and subject to the conditions hereof, to amend certain provisions of the Purchase Agreement and the Shareholders Agreement, including to eliminate the PA Restrictions and the SA Restrictions, respectively; and

WHEREAS, (a) Brightpoint Shareholder desires to effect the resignation of the Brightpoint Director from the board of directors of the Company and (b) Brightpoint Shareholder desires to waive certain of its rights under the Shareholders Agreement.

NOW, THEREFORE, for good and valuable consideration received, the receipt and sufficiency of which are hereby acknowledged, and intending to be mutually bound, the Parties mutually agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein are used as defined in this Section 1 or elsewhere in this Agreement, and if not defined in this Agreement, then as defined in the Shareholders Agreement.

“Additional Shareholders” shall have the meaning attributed to it in the Shareholders Agreement, excluding Lunimar, S.A.

“Brightpoint Director” means J. Mark Howell.

“BP Signing” means the execution and delivery by Brightpoint and one or more other Persons of a definitive agreement (an “Acquisition Agreement”) pursuant to which any Person or Persons acting together as a group, as that term is used for purposes of Section 13(d) of the Securities Act of 1934, as amended, would acquire a majority of the outstanding common stock of Brightpoint upon consummation of the transaction contemplated by the Acquisition Agreement.

“BP Signing Date” means the date on which the Acquisition Agreement is executed and delivered by the parties thereto.

“Controls” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, by virtue of being a Director or officer of such Person, or otherwise.

“Intcomex Common Stock” means the voting common stock, $0.01 par value per share, of the Company.

“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, firm, joint venture, estate, association, joint-stock company, trust, organization (unincorporated or otherwise), labor union, governmental or regulatory body or other entity.

“Shalom Directors” means Anthony Shalom and Michael Shalom.

Section 2. Amendment. Subject to Section 3, upon the terms and subject to the conditions set forth in this Agreement:

(a)	pursuant to Section 12.5 of the Purchase Agreement, the PA Parties agree to:

(i)	delete the entirety of the text in Section 9.5 of the Purchase Agreement (Non-Competition; Non-Solicitation) and replace such text with “[Intentionally omitted.]”;

(ii)	delete the definition of “Restricted Period” in Section 1.1 of the Purchase Agreement;

(iii)	delete the definition of “participate in” in Section 1.1 of the Purchase Agreement; and

(iv)	delete the entirety of the text in Section 9.18 of the Purchase Agreement (Use of Brightpoint Names and Logos) and replace such text with “[Intentionally Omitted.]”;

(b)	pursuant to Section 7.13 of the Shareholders Agreement, the SA Parties hereby agree to:

(i)	delete the entirety of the text in Section 4.2(e) of the Shareholders Agreement and replace such text with “[Intentionally omitted.]”;

(ii)	delete the entirety of the text in Section 4.2(f) of the Shareholders Agreement and replace such text with “[Intentionally omitted.]”;

(iii)	delete the entirety of the text in Section 4.2(c) of the Shareholders Agreement and replace such text with the following:

“From the date hereof until the third anniversary of the date on which a Non-CVC/BP Shareholder ceases to Control Equity Securities, each such Non-CVC/BP Shareholder shall not, and shall cause its Affiliates not to, directly or indirectly, own, manage, operate, control or participate in the ownership, management, operation or control of any Person that competes with the Company Business anywhere in the Territory or in any other country in Latin America or the Caribbean (including Puerto Rico); provided that this Section 4.2(c) shall not prohibit a Non-CVC/BP Shareholder or any of its Affiliates from holding ownership interests in the Company or an ownership interest as a passive investor in a publicly traded company in which such ownership interests, together with the securities in such company held by its Affiliates: (i) have a market value not exceeding U.S.$200,000; and (ii) represent less than 5% of the aggregate voting power of all of such publicly traded company’s ownership interests; provided, further, that such ownership interest limitations in this Section 4.2(c) may be waived by obtaining the written consent of the CVC Shareholder.”;

(iv)	delete the definition of “Mutual Non-Competition Period” in Section 1.1 of the Shareholders Agreement;

(v)	delete the phrase “4.2(e)” in the definition of “Restrictive Covenants” in Section 1.1 of the Shareholders Agreement and replace it with the phrase “4.2(g)”; and

(vi)	delete the references to Sections 4.2(e) and 4.2(f) in Section 4.2(g) of the Shareholders Agreement;

(c)	notwithstanding any other termination provisions contained therein, Brightpoint and the Company agree to terminate the License Agreement dated April 19, 2011 between them as the same may have been amended from time to time (the “License Agreement”); provided, however, that the Company retains the right to use the Brightpoint Names and Logos as set forth in the License Agreement in accordance with its terms for not more than ninety (90) days following the BP Signing Date, provided, further, however, that nothing contained herein shall waive or cancel the Company’s obligations to change certain names under Section 9.18(b) of the Purchase Agreement to the extent such names have not been changed prior to the date hereof.

(d)	in connection with the foregoing amendments to the Shareholders Agreement and the Purchase Agreement, Brightpoint Shareholder shall

(i)	pay to the Company within three (3) business days after the BP Signing Date the sum of five million dollars and no cents ($5,000,000.00) in cash or by wire transfer of immediately available funds (in accordance with written instructions that the Company shall have provided to Brightpoint Shareholder no later than one (1) business day after the BP Signing Date); and

(ii)	cause the Brightpoint Director to resign, effective as of the BP Signing Date, as director of the Company.

Section 3. Effective Time. The Parties hereby agree that the actions to be effected pursuant to their covenants and agreements in Section 2 shall be effected only on the BP Signing Date (except as otherwise specified in Section 2(d)(i)); provided, however, that each action in Section 2 shall be deemed to have occurred and to take effect on the BP Signing Date immediately prior to the BP Signing.

Section 4. Waiver and Consent. Each of the SA Parties hereby irrevocably (a) acknowledges and consents to the transactions contemplated hereby and (b) consents and agrees to waive forever, pursuant to Section 7.13 of the Shareholders Agreement, any and all rights it may have pursuant to Article V and Section 7.3 of the Shareholders Agreement in respect of the transactions contemplated hereby. Pursuant to Section 3.1(b) of the Shareholders Agreement, each of the Brightpoint Director and each of the Shalom Directors hereby consents to and approves the transactions contemplated hereby. Without limiting the generality of the foregoing, each of the SA Parties hereby agrees that from and after the BP Signing Date, Article V shall not apply to any indirect transfer of the Brightpoint Shareholder’s shares of Intcomex Common Stock, including without limitation through the transfer, sale, exchange, assignment, pledge, gift, hypothecation or other disposition of Stock (as defined in the Shareholders Agreement) in any direct or indirect parent of the Brightpoint Shareholder (or any successor thereto), including without limitation Brightpoint (or any successor thereto), including, without limitation, the transactions contemplated by the Acquisition Agreement.

Section 5. Gross-up. If any of the PA Parties or SA Parties, other than Brightpoint, Brightpoint Shareholder and Brightpoint International (for purposes of this Section 5 only, each a “Shareholder”) shall, pursuant to applicable law, be required, or incur any obligation, to recognize taxable income for either U.S. federal, state or local tax purposes or pay any taxes in respect of the transactions contemplated by Sections 2(a), 2(b) and 2(d)(i), Brightpoint Shareholder shall pay (or cause to be paid) to such Shareholder an amount sufficient to place such Shareholder in the same after-tax position (after taking into account any inclusions in taxable income of amounts paid pursuant to this Section 5) as if there had been no such requirement or obligation to recognize taxable income or pay tax; provided, however, that under no circumstances shall Brightpoint Shareholder be obligated pursuant to this Section 5 to pay more than five hundred thousand dollars and no cents ($500,000.00) in the aggregate and provided further, that for purposes of calculating the amounts required to be paid under this Section 5, a Shareholder shall be deemed to pay a combined federal, state and local income tax rate of 40%.

Section 6. Waiver by Brightpoint Shareholder, Etc. Pursuant to Section 7.13 of the Shareholders Agreement, from and after the BP Signing Date, Brightpoint Shareholder irrevocably consents and agrees to waive forever, on behalf of itself and each of its Affiliates, successors and permitted assigns, any and all rights it has under Articles III, IV or V of the Shareholders Agreement. Notwithstanding anything else in this Agreement to the contrary, for so long as Brightpoint Shareholder remains a shareholder of the Company, in the event that the Company ceases to file periodic reports on forms 10-K and 10-Q under the Securities Exchange Act of 1934 the Company shall provide Brightpoint, by no later than the date on which the relevant filing would have been due, with the audited or reviewed financial statements that would have been required to be included in such filing had it been made.

Section 7. Certain Representations. The Company represents and warrants to Brightpoint, the Brightpoint Shareholder and Brightpoint International that (a) this Agreement and the transactions contemplated hereby have not given, and will not give, rise to a default or breach under (i) the Indenture (as defined in the Shareholders Agreement), (ii) any bonds issued under, or any other document or agreement entered into pursuant to, the Indenture or (iii) any other financing of the Company or its Subsidiaries (as defined in the Shareholders Agreement); and (b) the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of the Company, and the Company has all necessary corporate power and corporate authority with respect thereto.

Section 8. Miscellaneous.

(a)	No Waiver. Except as set forth in Sections 2, 4 and 6 nothing contained herein shall constitute a waiver or modification of any other covenant, term or provision of the Shareholders Agreement or the Purchase Agreement, each of which shall remain in full force and effect in accordance with their terms.

(b)	Confidentiality; Non-Disclosure. Each Party agrees to treat this Agreement, the subject matter and terms hereof and the transactions contemplated hereby as confidential information, and shall protect and safeguard the confidentiality of such confidential information with at least the same degree of care as it would protect its own confidential information, but in no event with less than a commercially reasonable degree of care. Each Party agrees to consult with the other Parties before issuing any press release or making any other public statement with respect to this Agreement or the transactions contemplated hereby and, except for any press releases and public statements the making of which may be required by applicable law, or any applicable stock exchange or NASDAQ rule or any listing agreement, no Party will issue any such press release nor make any such public statement unless the content of such press release or public statement shall have been previously reviewed and approved by Brightpoint or Brightpoint Shareholder.

(c)	Governing Law; Dispute Resolution. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES AND RENOUNCES THE JURISDICTION OF ANY MEXICAN COURT AND AGREES THAT IT SHALL BRING ANY ACTION OR PROCEEDING IN RESPECT OF ANY CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTAINED IN OR CONTEMPLATED BY THIS AGREEMENT, WHETHER IN TORT OR CONTRACT OR AT LAW OR IN EQUITY, EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IF SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK (THE “CHOSEN COURTS”). EACH PARTY (I) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE CHOSEN COURTS, (II) WAIVES ANY OBJECTION, TO THE FULLEST EXTENT PERMITTED BYLAW, TO LAYING VENUE IN ANY SUCH ACTION OR PROCEEDING IN THE CHOSEN COURTS, (III) WAIVES ANY OBJECTION, TO THE FULLEST EXTENT PERMITTED BYLAW, THAT THE CHOSEN COURTS ARE AN INCONVENIENT FORUM OR DO NOT HAVE JURISDICTION OVER ANY PARTY HERETO, (IV) AGREES THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTIONS 7.3 (NOTICES) AND 7.7 (SERVICE OF PROCESS) OF THE SHAREHOLDERS AGREEMENT (IN THE CASE OF THE SA PARTIES), SECTION 12.3 (NOTICES) OF THE PURCHASE AGREEMENT (IN THE CASE OF THE PA PARTIES) OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BYLAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND (V) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.

(d)	Entire Agreement. This Agreement contains the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

(e)	Amendment and Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by each of the Parties which executes this Agreement.

(f)	Notices. All notices or other communications hereunder shall be given in the manner set forth in Section 7.3 of the Shareholders Agreement (in the case of the SA Parties) or Section 12.3 of the Purchase Agreement (in the case of the PA Parties), as the case may be.

(g)	Assignment. Other than as expressly permitted or required by this Agreement, no Party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other Parties; provided, however, that notwithstanding the foregoing, any of Brightpoint, Brightpoint Shareholder or Brightpoint International may transfer and assign its rights and obligations hereunder at any time, without consent, to any Person that directly or indirectly Controls Brightpoint. Any assignment or transfer in violation of this Section 8(g) shall be null and void ab initio.

(h)	Severability. Should any term or provision of this Agreement be held to any extent unenforceable, invalid or prohibited under law, then such provision shall be deemed restated to reflect the original intention of the Parties as nearly as possible in accordance with applicable law and the remainder of this Agreement.

(i)	Construction; Interpretation. This Agreement has been negotiated by the Parties and their respective counsel in good faith and will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against any Party. When from the context it appears appropriate, each term stated either in the singular or the plural shall include the singular and the plural and pronouns stated in the masculine, the feminine or the neuter shall include the masculine, the feminine and the neuter. Agreement and Section headings are for reference only and shall not affect the interpretation of this Agreement.

(j)	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument and may be delivered in original or pdf form.

(k)	Further Assurances. Each of the Parties agrees to take such action, without incurring additional expense, as another Party shall reasonably request in order to perfect such requesting Party’s rights hereunder.

[signatures on following page]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

BRIGHTPOINT			THE COMPANY

BRIGHTPOINT, INC.			INTCOMEX, INC.

By:	/s/ CRAIG M. CARPENTER		By:	/s/ MICHAEL SHALOM
	Name:	Craig M. Carpenter		Name:	Michael Shalom
	Title:	Executive Vice President, General Counsel & Secretary

BRIGHTPOINT SHAREHOLDER			INTCOMEX COLOMBIA

BRIGHTPOINT LATIN AMERICA, INC.			INTCOMEX COLOMBIA LTDA.

By:	/s/ CRAIG M. CARPENTER		By:	IXLA HOLDINGS, LTD. its Majority Shareholder
	Name: Title:	Craig M. Carpenter Executive Vice President & Secretary	By:	/s/ MICHAEL SHALOM
				Name:	Michael Shalom

BRIGHTPOINT

BRIGHTPOINT INTERNATIONAL LTD.			INTCOMEX GUATEMALA
By:	/s/ CRAIG M. CARPENTER		INTCOMEX DE GUATEMALA, S.A.
	Name: Title:	Craig M. Carpenter Executive Vice President & Secretary	By:	IXLA HOLDINGS, LTD. its Majority Shareholder
			By:	/s/ MICHAEL SHALOM
				Name:	Michael Shalom

[Signature Pages to Release Agreement]

CVC SHAREHOLDER

CVCI INTCOMEX INVESTMENT LP

By:	/s/ Michael Robinson, Alternate Director
	Name:	Citigroup Venture Capital International Investment G.P. Limited
	Title:	as sole member of CVCI (Intcomex) LLC; as general partner

ADDITIONAL SHAREHOLDERS

Benjamin Mizarachi*

Naftali Mizarachi*

Javier Martinez*

Boris Vasquez*

GONVAS ENTERPRISE, S.A.*

MARDEL HOLDINGS LIMITED*

EMIBASHER SOCIEDAD ANOMINA*

ALBION CAPITAL CORP.*

BOURNE TRADING INC.*

KHYBER INVESTMENT LIMITED*

TECNO MUNDIAL, S.A.*

	*By:	/s/ Michael Shalom
Michael Shalom, as representative of the Additional Shareholders

SHALOM SHAREHOLDERS

/s/ ANTHONY SHALOM
Anthony Shalom

/s/ MICHAEL SHALOM
Michael Shalom

/s/ ISAAC SHALOM
Isaac Shalom

Shalom Holdings 1, LLLP
By: Shalom Holdings 1, LLC General Partner

By:	/s/ MICHAEL SHALOM
Michael Shalom
Sole Member and Manager

Shalom Holdings 3, LLLP
By: Shalom Holdings 3, LLC General Partner

By:	/s/ MICHAEL SHALOM
Michael Shalom
Manager

By:	/s/ ANTHONY SHALOM
Anthony Shalom
Sole Member

[Signature Pages to Release Agreement]

BRIGHTPOINT DIRECTOR	SHALOM DIRECTORS

/s/ J. MARK HOWELL	/s/ Anthony Shalom
Name: J. Mark Howell	Name: Anthony Shalom

/s/ Michael Shalom
Name: Michael Shalom

[Signature Pages to Release Agreement]